Long-term Debt - Schedule of Long-term Debt (Detail) - USD ($) $ in Millions	Jun. 30, 2020	Dec. 31, 2019
Subtotal	$ 153.1	$ 97.0
Unamortized debt issuance costs	(2.2)	(2.5)
Debt discount	(5.2)	(0.9)
Total debt	145.7	93.6
Less: Current maturities of long-term debt, net	(7.8)	(7.1)
Long-term debt, net of current portion	137.9	86.5
Subordinated Debt
Subtotal		6.7
OEM Captive Lender
Subtotal		14.8
Senior Lien Lender
Subtotal		71.2
Term Loan
Subtotal	$ 153.1	$ 4.3